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                                                                    EXHIBIT 10.1

     AMENDMENT NO. 1 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

            THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, effective as of June 9, 2006 (this "AMENDMENT"), is entered into by and among DEJ 98 Finance, LLC, a Delaware limited liability company (the "SELLER"), Wolverine Finance, LLC, a Tennessee limited liability company, as initial servicer (the "SERVICER"), Wolverine Tube, Inc., a Delaware corporation, as performance guarantor (the "PERFORMANCE GUARANTOR" and, together with the Seller and the Servicer, the "SELLER PARTIES"), Variable Funding Capital Company LLC, a Delaware limited liability company ("VFCC"), The CIT Group/Business Credit, Inc., a New York corporation ("CIT/BC"), individually and as co-agent (the "CO-AGENT"), and Wachovia Bank, National Association, individually (together with VFCC and CIT/BC, the "PURCHASERS"), and as agent for the Purchasers (together with its successors and assigns in such capacity, the "AGENT").

                             PRELIMINARY STATEMENTS

            The Seller Parties, the Purchasers and the Agent are parties to that certain Amended and Restated Receivables Purchase Agreement dated as of April 4, 2006 (the "EXISTING Agreement").

            The parties wish to amend the Existing Agreement as hereinafter set forth.

            NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

            1. Definitions. Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Existing Agreement.

            2. Amendments.

            2.1. The definition of "PURCHASE LIMIT" set forth in the Existing Agreement is hereby amended and restated in its entirety to read as follows:

            "PURCHASE LIMIT" means US$90,000,000.

            2.2. Any reference in Exhibit VIII or Exhibit X to the Existing Agreement to the Purchase Limit as being US$70,000,000 is hereby increased to US$90,000,000.

            2.3. Schedule A to the Existing Agreement is hereby amended to delete "US$25,000,000.00" where it appears opposite "The CIT Group/Business Credit, Inc." and to substitute in lieu thereof "US$45,000,000.00".

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            3. Representations.

            3.1. Each of the Seller Parties represents and warrants to the Purchasers and the Agent that it has duly authorized, executed and delivered this Amendment and that the Existing Agreement, as amended hereby, constitutes, a legal, valid and binding obligation of such Seller Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability).

            3.2. Each of the Seller Parties further represents and warrants to the Purchasers and the Agent that, after giving effect to this Amendment, each of its representations and warranties set forth in Section 5.1 of the Existing Agreement is true and correct as of the date hereof and that no Amortization Event or Unmatured Amortization Event exists as of the date hereof and is continuing.

            4. Condition Precedent. This Amendment shall become effective as of the date first above written upon receipt by the Agent of a counterpart hereof duly executed by each of the parties hereto.

            5. Miscellaneous.

            5.1. Except as expressly amended hereby, the Existing Agreement shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the Existing Agreement and each of the other Transaction Documents to which it is a party. Without limiting the generality of the foregoing, the Performance Guarantor hereby specifically ratifies and confirms the Performance Undertaking and agrees that it remains unaltered and in full force and effect.

            5.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

            5.3. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. Delivery of any executed counterpart by facsimile or electronic mail with an attached image of such executed counterpart shall have the same force and effect as delivery of an originally executed counterpart.

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            IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first above written.

                                         DEJ 98 FINANCE, LLC

                                         By: /s/ James E. Deason
                                             ------------------------------
                                         Name: JAMES E. DEASON
                                         Title: MEMBER, BOARD OF MANAGERS

                                         WOLVERINE FINANCE, LLC

                                         By: /s/ James E. Deason
                                             ------------------------------
                                         Name: JAMES E. DEASON
                                         Title: VICE MANAGER & TREASURER


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                                         WOLVERINE TUBE, INC.

                                         By: /s/ James E. Deason
                                             ------------------------------
                                         Name: JAMES E. DEASON
                                         Title: SR VICE-PRESIDENT
                                                CFO & SECRETARY

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                                         The CIT GROUP/BUSINESS CREDIT, INC.,
                                         individually and as Co-Agent

                                         By: /s/ C. Mark Smith
                                             ---------------------------------
                                             Name: C. Mark Smith
                                             Title: Vice President

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                                         WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         individually and as Agent

                                         By: /s/ Elizabeth R. Wagner
                                             --------------------------------
                                             Name:  Elizabeth R. Wagner
                                             Title: Managing Director

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                                         VARIABLE FUNDING CAPITAL COMPANY LLC

                                         BY: WACHOVIA CAPITAL MARKETS, LLC,
                                         ITS ATTORNEY-IN-FACT

                                         By: /s/ Douglas R. Wilson, Sr.
                                             --------------------------------
                                             Name: Douglas R. Wilson, Sr.
                                             Title: Vice President

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